UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2003

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10579 Bradford Road, Suite 103 Littleton, Colorado (Address of principal executive offices)	80127-4247 (Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1 Underwriting Agreement
EX-1.2 U.S. Agency Agreement
EX-23.1 Consent of Stikeman Elliott LLP
EX-23.2 Consent of Field Atkinson Perraton LLP

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements by businesses acquired.

     Not Applicable.

     (b)  Pro forma financial information.

     Not Applicable.

     (c)  Exhibits.

Exhibit
No.	Description

1.1	Underwriting Agreement dated February 10, 2003 among Golden Star Resources Ltd, Canaccord Capital Corporation and BMO Nesbitt Burns Inc.

1.2	U.S. Agency Agreement dated February 10, 2003 among Golden Star Resources Ltd., Canaccord Capital Corporation (USA) Inc. and BMO Nesbitt Burns Corp.

23.1	Consent of Stikeman Elliott LLP

23.2	Consent of Field Atkinson Perraton LLP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 10, 2003

Golden Star Resources Ltd.

By:	/s/ Allan J. Marter Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement dated February 10, 2003 among Golden Star Resources Ltd, Canaccord Capital Corporation and BMO Nesbitt Burns Inc.

1.2	U.S. Agency Agreement dated February 10, 2003 among Golden Star Resources Ltd., Canaccord Capital Corporation (USA) Inc. and BMO Nesbitt Burns Corp.

23.1	Consent of Stikeman Elliott LLP

23.2	Consent of Field Atkinson Perraton LLP